SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                                December 31, 2001

                                ATEC GROUP, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


         0-22710                                          13-3673965
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(Commission File Number)                       (IRS Employer Identification No.)


    69 Mall Drive, Commack, New York                                     11725
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(Address of principal executive offices)                              (Zip Code)


                                 (631) 543-2800
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                         (Registrant's telephone number)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

     On December 31, 2001, the registrant issued the press release, attached hereto as Exhibit I.

Exhibits.

     Exhibit I.   Press Release of ATEC Group, Inc. dated December 31, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ATEC GROUP, INC.



Dated: January 3, 2002                 By: /s/ JAMES J. CHARLES
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                                           James J. Charles
                                           Chief Financial Officer





                                  EXHIBIT INDEX

Exhibit I.  Press Release of ATEC Group, Inc. dated December 31, 2001.


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